UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2008

Old Dominion Freight Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Old Dominion Way, Thomasville, North Carolina		27360
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(336) 889-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

New Executive Compensation Structure:

On February 11, 2008, the Board of Directors (the "Board") of Old Dominion Freight Line, Inc. (the "Company"), upon the recommendation of the Board’s Compensation Committee (the "Committee"), approved the following changes to the Company’s executive compensation program (the "Program"), which were deemed effective as of January 1, 2008: (i) the Program’s annual base salary component will constitute a larger percentage of the total mix of executive compensation; (ii) the Program’s monthly executive profit sharing ("XPS") component will incorporate a threshold Company performance level that must be satisfied and will constitute a smaller part of the total mix of executive compensation; and (iii) the administrative guidelines for granting phantom stock awards were modified to allow for a minimum annual payout; however, all grants remain subject to the discretion of the Board.

As such, for fiscal year 2008, the Board has established annual base salaries, XPS percentages and phantom stock award percentages for each of the Company’s named executive officers as follows:

Earl E. Congdon - Executive Chairman of the Board
Base Salary - $500,000
Monthly XPS Percentage (1) - 1.04%
Phantom Stock Percentage (2) - 20%

John R. Congdon - Senior Vice President and Vice Chairman of the Board
Base Salary - $250,000
Monthly XPS Percentage (1) - 0.20%
Phantom Stock Percentage (2) - 20%

David S. Congdon - President, Chief Executive Officer and Director
Base Salary - $500,000
Monthly XPS Percentage (1) - 1.04%
Phantom Stock Percentage (2) - 20%

John B. Yowell - Executive Vice President and Chief Operating Officer
Base Salary - $350,000
Monthly XPS Percentage (1) - 0.68%
Phantom Stock Percentage (2) - 20%

J. Wes Frye - Senior Vice President – Finance, Treasurer, Chief Financial Officer and Assistant Secretary
Base Salary - $297,000
Monthly XPS Percentage (1) - 0.28%
Phantom Stock Percentage (2) - 20%

(1) Retroactive to January 1, 2008, the Company will not make any XPS payments unless the Company’s earnings before taxes for the month in question, minus the aggregate XPS compensation earned by all eligible participants, are greater than 2% of revenue.

(2) Phantom stock awards for 2008 performance will be granted at a minimum of 20% of the annual base salary that is in effect for each participant at the date of grant. Historically, these awards have been granted in the quarter immediately following the Company’s fiscal year end. Grants of phantom stock are subject to the discretion of the Board and the provisions of the Old Dominion Freight Line, Inc. Phantom Stock Plan

Phantom Stock Plan Grants:

On February 11, 2008, the Committee recommended and the Board approved grants of phantom stock under the Old Dominion Freight Line, Inc. Phantom Stock Plan (the "Phantom Stock Plan") to be awarded to certain eligible key employees, including each of the Company’s named executive officers, on February 11, 2008. In connection with the awards, each eligible key employee will enter into an award agreement (each, an "Agreement") with the Company. The number of phantom shares to be awarded to each eligible key employee pursuant to the Phantom Stock Plan and each Agreement is equal to 20% of each eligible key employee’s base salary on the date of the grant divided by the Company’s three-day average price of its common stock, as quoted on the NASDAQ Global Select Market, during the period beginning February 6, 2008 and ending February 8, 2008.

The value of the shares of phantom stock awarded to each of the Company’s named executive officers on the February 11, 2008 grant date is provided below:

Earl E. Congdon (Executive Chairman of the Board) - $100,000

John R. Congdon (Senior Vice President and Vice Chairman of the Board) - $50,000

David S. Congdon (President, Chief Executive Officer and Director) - $100,000

John B. Yowell (Executive Vice President and Chief Operating Officer) - $70,000

J. Wes Frye (Senior Vice President – Finance, Chief Financial Officer, Treasurer and Assistant Secretary) - $59,400

The awards are subject to the terms, restrictions and other conditions of the respective Agreements and the Phantom Stock Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 10.19.1 - Old Dominion Freight Line, Inc. Phantom Stock Plan, effective as of May 16, 2005 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K, filed on May 20, 2005)

Exhibit No. 10.19.3 - Form of Old Dominion Freight Line, Inc. Phantom Stock Award Agreement (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K, filed on February 21, 2006)

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Dominion Freight Line, Inc.

February 15, 2008	By:	/s/ John P. Booker, III

Name: John P. Booker, III
Title: Vice President - Controller (Principal Accounting Officer)

Top of the Form

Exhibit Index

Exhibit No.	Description

10.19.1	Old Dominion Freight Line, Inc. Phantom Stock Plan, effective as of May 16, 2005 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K, filed on May 20, 2005)
10.19.3	Form of Old Dominion Freight Line, Inc. Phantom Stock Award Agreement (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K, filed on February 21, 2006)